Exhibit 99.1
FOR IMMEDIATE RELEASE
PRIMUS GUARANTY, LTD. REPORTS
SECOND QUARTER 2010 FINANCIAL RESULTS
Hamilton, Bermuda — August 12, 2010 — Primus Guaranty, Ltd. (“Primus Guaranty” or “the Company”) (NYSE:PRS) today announced its financial results for the second quarter ended June 30, 2010.
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GAAP net loss available to common shares for the second quarter 2010 was $188.4 million, or $4.84 per diluted share, compared with GAAP net income available to common shares of $596.9 million, or $14.46 per diluted share, for the second quarter 2009. GAAP net loss available to common shares for the second quarter 2010 was primarily attributable to a net unrealized mark-to-market loss of $194.8 million on Primus Financial Products, LLC (“Primus Financial”)’s consolidated credit swap portfolio.

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Economic Results for the second quarter 2010 were $6.8 million, or $0.18 per diluted share, and include $15.3 million of premium income, $5.5 million of asset management fees, $10.1 million of net realized losses from credit mitigation activities within Primus Financial’s portfolio of credit swaps and $2.7 million of gains from retirement of long-term debt. Economic Results for the second quarter 2009 were $47.5 million, or $1.15 per diluted share, and include $22.2 million of premium income, $0.4 million of asset management fees and $33.2 million of gains from retirement of long-term debt.

•	Economic Results book value per common share was $7.55 at June 30, 2010, compared with Economic Results book value per common share of $7.30 at March 31, 2010 and $8.48 at December 31, 2009.

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Primus Asset Management (“PAM”) managed Primus Financial, other structured credit vehicles and funds totaling $17.4 billion at June 30, 2010, including $3.3 billion of third-party assets. At June 30, 2010, the notional principal of Primus Financial’s consolidated credit swap portfolio totaled $14.1 billion. At June 30, 2009, PAM managed Primus Financial and other structured credit vehicles totaling $22.8 billion, including $1.5 billion of third-party assets. At June 30, 2009, the notional principal of Primus Financial’s consolidated credit swap portfolio totaled $21.3 billion.

Buyback Authorization
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Today, the Company announces that its Board of Directors has authorized an additional expenditure of up to $5 million of available cash for the purchase of the Company’s common shares and/or 7% Senior Notes. Purchases will be made at management’s discretion. The total authorized capacity for buybacks of the Company’s common shares and/or 7% Senior Notes is $45 million, of which approximately $12.7 million is currently available under the buyback program, including the additional $5 million authorization.

Strategy Update
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During the second quarter 2010, the Company retained Berkshire Capital Securities LLC, a leading investment bank in the asset management field, to advise on strategic alternatives for the Company’s asset management business. The Company expects this process to be completed by the end of 2010.

Consolidation of CLOs under Management
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Effective January 1, 2010, the Company adopted ASC Topic 810, Consolidation, which required it to consolidate the assets, liabilities, revenues and expenses of the collateralized loan obligations (“CLOs”) under its management. Although these CLOs are consolidated, the assets of the CLOs are not available to the Company for general operations or in satisfaction of the Company’s debt obligations. The Company does not have any rights to or ownership of these assets. Similarly, the Company does not have any obligation to settle the liabilities of the CLOs. The Company has no contractual obligation to fund or provide other financial support to any CLO. As a result of the adoption of ASC Topic 810, Consolidation, the Company established an “appropriated retained earnings from CLO consolidation” account in the equity section of the condensed consolidated statement of financial condition as required under the standard.

CypressTree Awards
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The Company granted equity awards to employees of CypressTree Investment Management, LLP who joined Primus in connection with its previously announced acquisition of CypressTree on July 9, 2009. The awards, which consist of a total 378,000 restricted share units of common shares of Primus Guaranty, were made to ten non-executive employees concurrently with the closing of the CypressTree acquisition. One-third of the awards vested on July 9, 2010 and the remaining awards will vest on each of the second and third anniversaries of the transaction closing date.

Earnings
A copy of this press release and the financial supplement, including additional credit swap portfolio and historical data, will be available in the Investor Relations section of the Company’s Web site at www.primusguaranty.com. Also available on the Web site is a letter to the shareholders from the Company’s Chief Executive Officer, which discusses the Company’s performance, key strategic developments and other issues.
Economic Results
In managing its business and assessing its growth and profitability from a strategic and financial planning perspective, the Company believes it is appropriate to consider both its U.S. GAAP net income (loss) available to common shares as well as certain non-GAAP financial measures called “Economic Results”. We define Economic Results as GAAP net income (loss) available to common shares (which reflects the deduction of net income (loss) attributable to non-parent interests) adjusted as follows:
•	Unrealized gains (losses) on credit swaps sold by Primus Financial are excluded from GAAP net income (loss) available to common shares;

•	Realized gains from early termination of credit swaps sold by Primus Financial are excluded from GAAP net income (loss) available to common shares;

•
Realized gains from early termination of credit swaps sold by Primus Financial are amortized over the period that would have been the remaining life of the credit swap. The amortized gain is included in Economic Results;

•	A provision for CDS on ABS credit events is included in Economic Results; and

•	A reduction in provision for CDS on ABS credit events upon termination of credit swaps is included in Economic Results.
Economic Results includes realized and unrealized gains and losses on credit swap transactions undertaken by the Primus Absolute Return Credit Fund. The Company believes that quarterly fluctuations in the fair market value of Primus Financial’s credit swap portfolio have little or no effect on the Company’s business operations and that Economic Results provides a useful, alternative view of the Company’s economic performance.
About Primus Guaranty
Primus Guaranty, Ltd. is a Bermuda company with operations in New York, Boston and London. Through its subsidiaries, the company is a leading manager of corporate credit assets and provider of credit protection. Primus manages assets in structured credit funds and operating companies, across a range of asset classes — including investment grade, high yield and leveraged loans — using both cash and synthetic instruments.
Safe Harbor Statement
Some of the statements included in this press release and other statements Primus Guaranty may make, particularly those anticipating future financial performance, business prospects, growth and operating strategies, market performance, valuations and similar matters, are forward-looking statements that involve a number of assumptions, risks and uncertainties, which change over time. For those statements, Primus Guaranty claims the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Any such statements speak only as of the date they are made, and Primus Guaranty assumes no duty to, and does not undertake to, update any forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance. For a discussion of the factors that could affect the Company’s actual results please refer to the risk factors identified from time to time in the Company’s SEC reports, including, but not limited to, Primus Guaranty’s Annual Report on Form 10-K, as filed with the U.S. Securities and Exchange Commission.

Primus Guaranty, Ltd.
Condensed Consolidated Statements of Financial Condition (Unaudited)
(in thousands except share amounts)

	June 30,	December 31,
	2010	2009

Assets
Cash and cash equivalents	$139,863	$299,514
Investments (includes $368,314 and $274,275 at fair value)	368,484	274,444
Restricted cash and investments	129,734	127,116
CLO cash and cash equivalents	117,357	—
CLO loans and securities, at fair value	2,422,961	—
CLO other assets	56,095	—
Accrued interest and premiums	6,815	6,163
Unrealized gain on credit swaps, at fair value	126	2,207
Goodwill and other intangible assets, net	7,712	8,017
Other assets	13,488	15,286

Total assets	$3,262,635	$732,747

Liabilities and Equity (deficit)
Liabilities
Accounts payable and accrued expenses	$4,596	$7,855
Unrealized loss on credit swaps, at fair value	757,537	691,905
Payable for credit events	4,632	28,596
CLO notes, at fair value	2,266,583	—
CLO other liabilities	87,968	—
Long-term debt	226,305	244,051
Other liabilities	34,467	9,787

Total liabilities	3,382,088	982,194

Equity (deficit)
Common shares, $0.08 par value, 62,500,000 shares authorized, 38,580,653 and 38,267,546 shares issued and outstanding at June 30, 2010 and December 31, 2009	3,086	3,061
Additional paid-in capital	280,851	280,685
Accumulated other comprehensive income	3,818	2,148
Retained earnings (deficit)	(729,428)	(628,443)
Appropriated retained earnings from CLO consolidation	229,118	—

Total shareholders’ equity (deficit) of Primus Guaranty, Ltd	(212,555)	(342,549)
Preferred securities of subsidiary	93,102	93,102

Total equity (deficit)	(119,453)	(249,447)

Total liabilities and equity (deficit)	$3,262,635	$732,747

Primus Guaranty, Ltd.
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

Revenues
Net credit swap revenue (loss)	$(189,708)	$571,883	$(102,178)	$682,764
Net CLO loss	(124,842)	—	(47,249)	—
CLO interest income	19,510	—	42,932	—
Asset management and advisory fees	263	387	554	806
Interest income	3,541	1,125	6,241	3,498
Gain on retirement of long-term debt	2,676	33,189	7,433	38,948
Impairment loss on investments	—	(152)	—	(761)
Other income (loss)	(223)	2,550	(154)	2,474

Total revenues (losses)	(288,783)	608,982	(92,421)	727,729

Expenses
CLO interest expense	8,258	—	14,095	—
CLO other expenses	2,302	—	3,292	—
Compensation and employee benefits	5,766	4,566	11,191	9,281
Professional and legal fees	2,308	1,957	3,947	3,378
Interest expense	1,737	2,310	3,606	5,068
Other	4,590	2,146	8,126	4,105

Total expenses	24,961	10,979	44,257	21,832

Income (loss) before provision for income taxes	(313,744)	598,003	(136,678)	705,897
Provision (benefit) for income taxes	(140)	5	3	147

Net income (loss)	(313,604)	597,998	(136,681)	705,750
Distributions on preferred securities of subsidiary	724	1,070	1,712	2,014
Less: Net loss attributable to non-parent interests in CLOs	(125,934)	—	(36,521)	—

Net income (loss) available to common shares	$(188,394)	$596,928	$(101,872)	$703,736

Income (loss) per common share:
Basic	$(4.84)	$14.76	$(2.63)	$17.31
Diluted	$(4.84)	$14.46	$(2.63)	$17.12
Average common shares outstanding:
Basic	38,903	40,430	38,795	40,646
Diluted	38,903	41,268	38,795	41,096

Primus Guaranty, Ltd.
Regulation G and Other Disclosure
Economic Results
June 30, 2010
(Unaudited)
In managing its business and assessing its growth and profitability from a strategic and financial planning perspective, the Company believes it is appropriate to consider both its U.S. GAAP net income (loss) available to common shares as well as certain non-GAAP financial measures called “Economic Results”. We define Economic Results as GAAP net income (loss) available to common shares (which reflects the deduction of net income (loss) attributable to non-parent interests) adjusted as follows:
Unrealized gains (losses) on credit swaps sold by Primus Financial are excluded from GAAP net income (loss) available to common shares;;
Realized gains from early termination of credit swaps sold by Primus Financial are excluded from GAAP net income (loss) available to common shares;;
Realized gains from early termination of credit swaps sold by Primus Financial are amortized over the period that would have been the remaining life of the credit swap. The amortized gain is included in Economic Results;
A provision for CDS on ABS credit events is included in Economic Results; and
A reduction in provision for CDS on ABS credit events upon termination of credit swaps is included in Economic Results.
Economic Results includes realized and unrealized gains and losses on credit swap transactions undertaken by the Primus Absolute Return Credit Fund. The Company believes that quarterly fluctuations in the fair market value of Primus Financial’s credit swap portfolio have little or no effect on the Company’s business operations and that Economic Results provides a useful, alternative view of the Company’s economic performance.
Economic Results per GAAP Diluted Share
(in 000’s except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
GAAP Net income (loss) available to common shares	$(188,394)	$596,928	$(101,872)	$703,736
Adjustments:
Change in unrealized fair value of credit swaps sold (gain) loss by Primus Financial	194,963	(552,624)	67,827	(675,514)
Realized gains from early termination of credit swaps sold by Primus Financial	—	—	—	—
Amortization of realized gains from the early termination of credit swaps sold by Primus Financial	264	368	558	761
Provision for CDS on ABS credit events	—	(188)	(2,374)	(15,242)
Reduction in provision for CDS on ABS credit events upon termination of credit swaps	—	3,000	1,819	27,628

Economic Results (loss)	$6,833	$47,484	$(34,042)	$41,369

Economic Results earnings per GAAP diluted share	$0.18	$1.15	$(0.88)	$1.01
Economic Results weighted average common shares — GAAP diluted	38,903	41,268	38,795	41,096
Economic Results Book Value per Share

	June 30,	December 31,
	2010	2009

GAAP Shareholders’ equity (deficit) of Primus Guaranty, Ltd.	$(212,555)	$(342,549)
Adjustments:
Accumulated other comprehensive (income) loss	(3,818)	(2,148)
Unrealized fair value of credit swaps sold (gain) loss by Primus Financial	757,525	689,698
Realized gains from early termination of credit swaps sold by Primus Financial	(33,574)	(33,574)
Provision for CDS on ABS credit events	(68,791)	(66,417)
Appropriated retained earnings from CLO consolidation	(229,118)	—
Amortized realized gains from the early termination of credit swaps sold by Primus Financial	33,191	32,633
Reduction in provision for CDS on ABS credit events upon termination of credit swaps	48,575	46,756

Economic Results Shareholders’ Equity	$291,435	$324,399

Economic Results book value per share issued and outstanding	$7.55	$8.48
GAAP book value per share issued and outstanding	$(5.51)	$(8.95)
Common shares issued and outstanding	38,581	38,268

Primus Guaranty, Ltd.
GAAP Net Credit Swap Revenue
June 30, 2010
(Unaudited)
GAAP Net Credit Swap Revenue
(in 000’s)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Net credit swap revenue components
Credit swaps sold — single name (Primus Financial)
Net premium income	$11,626	$16,984	$24,192	$34,217
Realized gains	—	25	—	25
Realized losses	(7,073)	—	(26,296)	(9,850)
Change in unrealized gains/(losses)	(34,506)	266,227	1,544	316,683
Credit swaps sold — tranches (Primus Financial)
Net premium income	3,583	5,144	7,386	10,231
Realized gains	—	—	—	—
Realized losses	—	—	(35,000)	—
Change in unrealized gains/(losses)	(164,691)	289,816	(75,293)	334,524
Credit swaps undertaken to offset credit risk (Primus Financial)
Net premium income (expense)	(45)	12	(45)	24
Net realized gains (losses)	(2,938)	—	(2,938)	—
Change in unrealized gains/(losses)	3,236	(739)	2,937	(748)
Credit swaps sold — ABS (Primus Financial)
Net premium income	66	94	133	231
Realized gains	—	—	—	—
Realized losses	—	(3,000)	(1,819)	(27,628)
Change in unrealized gains/(losses)	998	(2,680)	2,985	25,055
Net credit swaps (PARC fund)	36	—	36	—

Net credit swap revenue (loss)	$(189,708)	$571,883	$(102,178)	$682,764